      Student Loan Finance Corporation
      Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
      Section 21 of the Servicing Agreement (Unaudited)

      Education Loans Incorporated - 1999-1 Indenture
      Student Loan Asset-Backed Notes, Series 1999-1, 2000-1, and 2001-1 Report for the Month Ended May 31, 2002

I.    Noteholder Information

A.    Identification of Notes

      Series      Description                                             Cusip #               Due Date
      ----------------------------------------------------------------------------------------------------------
      1999-1A     Senior Auction Rate Notes...............................280907AP1.............December 1, 2035
      1999-1B     Senior Auction Rate Notes...............................280907AQ9.............December 1, 2035
      1999-1C     Subordinate Auction Rate Notes..........................280907AR7.............December 1, 2035
      2000-1A     Senior Auction Rate Notes...............................280907AS5.............December 1, 2035
      2000-1B     Senior Auction Rate Notes...............................280907AT3.............December 1, 2035
      2000-1C     Subordinate Auction Rate Notes..........................280907AU0.............December 1, 2035
      2001-1A     Senior Auction Rate Notes...............................280907AV8.............December 1, 2035
      2001-1B     Senior Auction Rate Notes...............................280907AW6.............December 1, 2035
      2001-1C     Subordinate Auction Rate Notes..........................280907AX4.............December 1, 2035

B.    Notification of Redemption Call of Notes

      Series 1999-1:
        None

      Series 2000-1:
        None

      Series 2001-1:
        None

C.    Principal Outstanding - May, 2002

                             Principal          Principal            Principal             Principal
                          Outstanding,           Borrowed             Payments          Outstanding,
      Series            Start of Month       During Month         During Month          End of Month
      ----------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A        $ 78,000,000.00              $0.00                $0.00       $ 78,000,000.00
        1999-1B          39,000,000.00               0.00                 0.00         39,000,000.00
        1999-1C           9,300,000.00               0.00                 0.00          9,300,000.00
                  ----------------------------------------------------------------------------------
        Total           126,300,000.00               0.00                 0.00        126,300,000.00
                  ----------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A          54,100,000.00               0.00                 0.00         54,100,000.00
        2000-1B          54,100,000.00               0.00                 0.00         54,100,000.00
        2000-1C          22,000,000.00               0.00                 0.00         22,000,000.00
                  ----------------------------------------------------------------------------------
        Total           130,200,000.00               0.00                 0.00        130,200,000.00
                  ----------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A          79,000,000.00               0.00                 0.00         79,000,000.00
        2001-1B          79,000,000.00               0.00                 0.00         79,000,000.00
        2001-1C          23,800,000.00               0.00                 0.00         23,800,000.00
                  ----------------------------------------------------------------------------------
        Total           181,800,000.00               0.00                 0.00        181,800,000.00
                  ----------------------------------------------------------------------------------
      Totals           $438,300,000.00              $0.00                $0.00       $438,300,000.00
                  ==================================================================================

D.    Accrued Interest Outstanding - May, 2002

                      Accrued Interest           Interest            Interest     Accrued Interest          Interest
                          Outstanding,            Accrued            Payments         Outstanding,        Rate As Of
      Series            Start of Month       During Month        During Month         End of Month      End Of Month
      --------------------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A            $120,726.67        $134,940.00         $242,666.67          $ 13,000.00          2.00000%
        1999-1B              61,576.67          67,773.33          122,850.00             6,500.00          2.00000%
        1999-1C              14,828.33          16,417.08           29,656.66             1,588.75          2.05000%
                  --------------------------------------------------------------------------------
        Total               197,131.67         219,130.41          395,173.33            21,088.75
                  --------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A              18,303.83          94,028.81           85,417.89            26,914.75          1.99000%
        2000-1B              79,121.25          90,842.92          164,103.34             5,860.83          1.95000%
        2000-1C               7,700.00          39,508.33           35,933.33            11,275.00          2.05000%
                  --------------------------------------------------------------------------------
        Total               105,125.08         224,380.06          285,454.56            44,050.58
                  --------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A              88,655.56         136,406.66          124,117.78           100,944.44          2.00000%
        2001-1B              57,626.11         136,713.89          124,117.78            70,222.22          2.00000%
        2001-1C              27,105.56          42,013.61           37,947.78            31,171.39          2.05000%
                  --------------------------------------------------------------------------------
        Total               173,387.23         315,134.16          286,183.34           202,338.05
                  --------------------------------------------------------------------------------
      Totals               $475,643.98        $758,644.63         $966,811.23          $267,477.38
                  ================================================================================

E.    Net Loan Rates for Next Interest Period

                       Interest Period
      Series             Starting Date       Net Loan Rate
      -----------------------------------------------------
      Series 1999-1:
        1999-1A              26-Jun-02               9.53%
        1999-1B              26-Jun-02               9.52%
        1999-1C              26-Jun-02               9.44%
      Series 2000-1:
        2000-1A              18-Jul-02               9.58%
        2000-1B              27-Jun-02               9.64%
        2000-1C              18-Jul-02               9.37%
      Series 2001-1:
        2001-1A              05-Jul-02               9.54%
        2001-1B              11-Jul-02               9.54%
        2001-1C              05-Jul-02               9.37%

F.    Noteholders' Carry-Over Amounts - May, 2002

                            Carry-Over                                               Carry-Over
                              Amounts,          Additions           Payments           Amounts,
      Series            Start of Month       During Month       During Month       End of Month
      -----------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A                  $0.00              $0.00              $0.00              $0.00
        1999-1B                   0.00               0.00               0.00               0.00
        1999-1C                   0.00               0.00               0.00               0.00
                  -----------------------------------------------------------------------------
        Total                     0.00               0.00               0.00               0.00
                  -----------------------------------------------------------------------------
      Series 2000-1:
        2000-1A                   0.00               0.00               0.00               0.00
        2000-1B                   0.00               0.00               0.00               0.00
        2000-1C                   0.00               0.00               0.00               0.00
                  -----------------------------------------------------------------------------
        Total                     0.00               0.00               0.00               0.00
                  -----------------------------------------------------------------------------
      Series 2001-1:
        2001-1A                   0.00               0.00               0.00               0.00
        2001-1B                   0.00               0.00               0.00               0.00
        2001-1C                   0.00               0.00               0.00               0.00
                  -----------------------------------------------------------------------------
        Total                     0.00               0.00               0.00               0.00
                  -----------------------------------------------------------------------------
      Totals                     $0.00              $0.00              $0.00              $0.00
                  =============================================================================

G.    Noteholders' Accrued Interest on Carry-Over Amounts - May, 2002
      ---------------------------------------------------------------

                               Accrued              Interest            Interest                     Accrued
                             Interest,               Accrued            Payments                   Interest,
      Series            Start of Month          During Month        During Month                End of Month
      -------------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A                  $0.00                 $0.00               $0.00                       $0.00
        1999-1B                   0.00                  0.00                0.00                        0.00
        1999-1C                   0.00                  0.00                0.00                        0.00
                  -------------------------------------------------------------------------------------------
        Total                     0.00                  0.00                0.00                        0.00
                  -------------------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A                   0.00                  0.00                0.00                        0.00
        2000-1B                   0.00                  0.00                0.00                        0.00
        2000-1C                   0.00                  0.00                0.00                        0.00
                  -------------------------------------------------------------------------------------------
        Total                     0.00                  0.00                0.00                        0.00
                  -------------------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A                   0.00                  0.00                0.00                        0.00
        2001-1B                   0.00                  0.00                0.00                        0.00
        2001-1C                   0.00                  0.00                0.00                        0.00
                  -------------------------------------------------------------------------------------------
        Total                     0.00                  0.00                0.00                        0.00
                  -------------------------------------------------------------------------------------------
      Totals                     $0.00                 $0.00               $0.00                       $0.00
                  ===========================================================================================

II.   Fund Information
      ----------------

A.    Reserve Funds - May, 2002
      -------------------------

                                                                                                Amount
                                                                               -----------------------
      Balance, Start of Month..................................................          $6,574,500.00
      Additions During Month (From Issuance of Notes)..........................                   0.00
      Less Withdrawals During Month............................................                   0.00
                                                                               -----------------------
      Balance, End of Month....................................................          $6,574,500.00
                                                                               =======================
B.    Capitalized Interest Accounts - May, 2002
      -----------------------------------------
                                                                                                Amount
                                                                               -----------------------
      Balance, Start of Month..................................................                  $0.00
      Additions During Month (From Issuance of Notes)..........................                   0.00
      Less Withdrawals During Month............................................                   0.00
                                                                               -----------------------
      Balance, End of Month....................................................                  $0.00
                                                                               =======================
C.    Acquisition Accounts - May, 2002
      --------------------------------
                                                                                                Amount
                                                                               -----------------------
      Balance, Start of Month..................................................          $4,653,790.01
      Additions During Month:
        Acquisition Funds from Note Issuance...................................                   0.00
        Recycling from Surplus Funds...........................................          11,181,852.42
      Less Withdrawals for Initial Purchase of Eligible Loans:
        Principal Acquired......................................................                  0.00
        Accrued Income..........................................................                  0.00
        Premiums and Related Acquisition Costs..................................                  0.00
      Less Withdrawals for Eligible Loans:
        Principal Acquired......................................................        (12,573,201.73)
        Premiums and Related Acquisition Costs..................................           (171,998.76)
                                                                                ----------------------
      Balance, End of Month....................................................          $3,090,441.94
                                                                                ======================

D.    Alternative Loan Guarantee Accounts - May, 2002
      -----------------------------------------------
                                                                                                Amount
                                                                               -----------------------
      Balance, Start of Month..................................................          $2,420,416.78
      Additions During Month (Initial Purchase of Student Loans)...............                   0.00
      Guarantee Fees Received (Refunded) During Month..........................              57,175.72
      Interest Received During Month...........................................               3,085.94
      Other Additions During Month.............................................              14,727.04
      Less Withdrawals During Month for Default Payments.......................            (117,460.50)
                                                                               -----------------------
      Balance, End of Month....................................................          $2,377,944.98
                                                                               =======================

III.  Student Loan Information
      ------------------------

A.    Student Loan Principal Outstanding - May, 2002
      ----------------------------------------------

                                                                                                Amount
                                                                               -----------------------
      Balance, Start of Month..................................................        $399,190,871.05
      Initial Purchase of Eligible Loans.......................................                   0.00
      Transfers................................................................                   0.00
      Loans Purchased / Originated.............................................          12,573,201.73
      Capitalized Interest.....................................................             389,876.72
      Less Principal Payments Received.........................................          (5,756,856.34)
      Less Defaulted Alternative Loans Transferred.............................            (113,315.15)
      Other Increases (Decreases)..............................................              (5,082.54)
                                                                               -----------------------
      Balance, End of Month....................................................        $406,278,695.47
                                                                               =======================


B.    Composition of Student Loan Portfolio as of May 31, 2002
      --------------------------------------------------------

                                                                                                Amount
                                                                               -----------------------
      Aggregate Outstanding Principal Balance..................................        $406,278,695.47
      Number of Borrowers......................................................                 65,525
      Average Outstanding Principal Balance Per Borrower.......................        $         6,200
      Number of Loans (Promissory Notes).......................................                126,032
      Average Outstanding Principal Balance Per Loan...........................        $         3,224
      Weighted Average Interest Rate...........................................                   5.93%


C.    Distribution of Student Loan Portfolio by Loan Type as of May 31, 2002
      ----------------------------------------------------------------------

                                                                    Outstanding
                                                                      Principal
      Loan Type                                                         Balance                Percent
      ------------------------------------------------------------------------------------------------
      Stafford - Subsidized ...................... $             149,422,018.83                   36.8%
      Stafford - Unsubsidized ....................                95,846,229.01                   23.6%
      Stafford - Nonsubsidized ...................                     2,803.23                    0.0%
      PLUS .......................................                33,465,214.97                    8.2%
      SLS ........................................                    76,241.96                    0.0%
      Consolidation ..............................                34,108,234.11                    8.4%
      Alternative ................................                93,357,953.36                   23.0%
                                                   ---------------------------------------------------
      Total ...................................... $             406,278,695.47                  100.0%
                                                   ===================================================

D.    Distribution of Student Loan Portfolio by Interest Rate as of May 31, 2002
      --------------------------------------------------------------------------

                                                       Outstanding
                                                         Principal
      Interest Rate                                        Balance                             Percent
      ------------------------------------------------------------------------------------------------
      Less Than 5.00%.............................              $ 39,977,013.10                    9.8%
      5.00% to 5.49%..............................                99,644,239.04                   24.5%
      5.50% to 5.99%........ .....................               141,221,652.32                   34.8%
      6.00% to 6.49%..............................                20,270,774.68                    5.0%
      6.50% to 6.99%..............................                85,348,258.81                   21.0%
      7.00% to 7.49%..............................                 2,035,660.24                    0.5%
      7.50% to 7.99%..............................                 7,843,651.78                    1.9%
      8.00% to 8.49%..............................                 9,333,761.64                    2.3%
      8.50% to 8.99%..............................                         0.00                    0.0%
      9.00% to 9.49%..............................                   277,760.84                    0.1%
      9.50% or Greater............................                   325,923.02                    0.1%
                                                   ---------------------------------------------------
      Total....................................... $             406,278,695.47                  100.0%
                                                   ===================================================

E.    Distribution of Student Loan Portfolio by Borrower Payment Status as of
      -----------------------------------------------------------------------
      May 31, 2002
      ------------

                                                                         Outstanding
                                                                           Principal
      Borrower Payment Status                                                Balance                      Percent
      -----------------------------------------------------------------------------------------------------------
      School.................................                       $  87,933,198.74                         21.6%
      Grace..................................                          22,999,500.72                          5.7%
      Repayment..............................                         231,498,527.67                         57.0%
      Deferment..............................                          50,459,548.90                         12.4%
      Forbearance............................                          13,387,919.44                          3.3%
                                             --------------------------------------------------------------------
      Total..................................                       $ 406,278,695.47                        100.0%
                                             ====================================================================

F.    Distribution of Student Loan Portfolio by Delinquency Status as of May 31,
      --------------------------------------------------------------------------
      2002
      ----

                                                                             Percent by Outstanding Balance
                                                                 ------------------------------------------------
                                                 Outstanding                     Excluding
                                                   Principal                  School/Grace           All Loans in
      Delinquency Status                             Balance                  Status Loans              Portfolio
      -----------------------------------------------------------------------------------------------------------
      31 to 60 Days....................      $  9,940,780.84                          3.4%                    2.4%
      61 to 90 Days....................         5,621,450.06                          1.9%                    1.4%
      91 to 120 Days...................         3,682,622.55                          1.2%                    0.9%
      121 to 180 Days..................         7,395,416.11                          2.5%                    1.8%
      181 to 270 Days..................         3,893,602.72                          1.3%                    1.0%
      Over 270 Days....................         1,383,011.78                          0.5%                    0.3%
      Claims Filed, Not Yet Paid.......         1,394,221.41                          0.5%                    0.3%
                                       --------------------------------------------------------------------------
      Total............................      $ 33,311,105.47                         11.3%                    8.2%
                                       ==========================================================================

G.    Distribution of Student Loan Portfolio by Guarantee Status as of May 31,
      ------------------------------------------------------------------------
      2002
      ----

                                                                         Outstanding
                                                                           Principal
      Guarantee Status                                                       Balance                     Percent
      -----------------------------------------------------------------------------------------------------------
      FFELP Loan Guaranteed 100%...........................         $     852,016.05                          0.2%
      FFELP Loan Guaranteed 98%............................           312,068,726.06                         76.8%
      Alternative Loans Non-Guaranteed.....................            93,357,953.36                         23.0%
                                                             ----------------------------------------------------
      Total................................................         $ 406,278,695.47                        100.0%
                                                             ====================================================

H.    Distribution of Student Loan Portfolio by Guarantee Agency as of May 31,
      ------------------------------------------------------------------------
      2002
      ----

                                                                          Outstanding
                                                                            Principal
      Guarantee Agency                                                        Balance                     Percent
      -----------------------------------------------------------------------------------------------------------
      Education Assistance Corporation.....................         $  198,281,829.09                        48.8%
      Great Lakes Higher Education
       Corporation.........................................             67,284,656.26                        16.6%
      California Student Aid Commission....................             16,209,915.15                         4.0%
      Student Loans of North Dakota........................              7,741,044.64                         1.9%
      Texas GSLC...........................................              4,508,769.01                         1.1%
      Pennsylvania Higher Education
       Assistance Agency...................................              6,415,130.56                         1.6%
      United Student Aid Funds, Inc........................             11,556,135.22                         2.8%
      Other Guarantee Agencies.............................                923,262.18                         0.2%
      Alternative Loans Non-Guaranteed.....................             93,357,953.36                        23.0%
                                                             ----------------------------------------------------
      Total................................................         $  406,278,695.47                       100.0%
                                                             ====================================================

I.    Fees and Expenses Accrued For / Through  May, 2002
      --------------------------------------------------
                                                                     For The 5
                                                                  Months Ended
                                                   May, 2002      May 31, 2002
                                       ---------------------------------------
      Servicing Fees................             $355,493.85  $   1,753,237.78
      Indenture Trustee Fees........                9,383.39         45,705.53
      Broker / Dealer Fees..........               94,356.24        459,606.19
      Auction Agent Fees............                7,548.51         36,768.56
      Other Permitted Expenses......                    0.00              0.00
                                       ---------------------------------------
      Total.........................             $466,781.99  $   2,295,318.06
                                       =======================================

J.    Ratio of Assets to Liabilities as of May 31, 2002
      -------------------------------------------------

                                                                        Amount
                                                              ----------------
      Total Indenture Assets................................  $ 447,946,832.36
      Total Indenture Liabilities...........................    438,966,281.37
                                                              ----------------
      Ratio.................................................           102.05%
                                                              ================

K.    Senior and Subordinate Percentages as of May 31, 2002
      -----------------------------------------------------

                                                                        Amount
                                                              ----------------

      Aggregate Values                                        $ 447,946,832.36
                                                              ================
      Senior Notes Outstanding Plus Accrued Interest            383,423,442.32
                                                              ================
      All Notes Outstanding Plus Accrued Interest               438,567,477.52
                                                              ================
      Dividend Prerequisites:
        Senior Percentage (Requirement = 112%)                         116.83%
                                                              ================
        Subordinate Percentage (Requirement = 102%)                    102.14%
                                                              ================
        Available for Dividend - Excess (Shortage)
         Over Dividend Prerequisites                          $     608,005.29
                                                              ================